                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           August 5, 1996
                                                 ------------------------



                            FORTE COMPUTER EASY, INC.
             (Exact name of registrant as specified in its charter)



            Utah                         0-25634                87-0365268
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                     File Number)          Identification No.)



1350 Albert Street, Youngstown, Ohio                    44505
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code  (330) 746-3311



                                 Not applicable.
         (Former name or former address, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

               On August 5, 1996, Forte Computer Easy, Inc., a Utah corporation (the "Company"), entered into a Stock Purchase Agreement (the "Agreement") with James W. Schmidt and Beverly Schmidt (collectively, the "Buyers") and Arizona Disk Fulfillment, Inc. ("ADF"). Prior to the consummation of the transactions contemplated by the Agreement, the Company owned one hundred percent (100%) of the issued and outstanding common stock of ADF (the "ADF Stock"). Pursuant to the Agreement, the Company agreed to sell the ADF Stock to the Buyers. The Company determined that it is in the best long-term interest of the Company to discontinue the operations of its computer disk fulfillment division through the divestiture of the Company's ownership of ADF. James W. Schmidt, one of the Buyers, has been the President of ADF since 1993.

               On August 20, 1996, the Company, the Buyers and ADF entered into an Addendum to Stock Purchase Agreement, which provided for certain technical corrections to the Agreement and for a mutual release of liabilities by the Company and ADF arising out of the ownership of the ADF Stock by the Company and any other business dealing and relationships which transpired between the Company and ADF prior to the closing of the transactions contemplated by the Agreement.

Item 7.        Financial Statements and Exhibits.

(b)            Pro Forma Financial Information.

               The financial statements of the Company for the nine-month period ended September 30, 1996 included with the Form 10-SB/A (Amendment No. 1) of the Company filed with the Commission on November 22, 1996 are hereby incorporated herein by reference.

(c)            Exhibits.

               Exhibit No.       Description                                       Method of Filing

                     1           Stock Purchase Agreement dated                      Filed herewith
                                 August 5, 1996 among Forte Computer
                                 Easy, Inc., James W. Schmidt and
                                 Beverly Schmidt, and Arizona Disk
                                 Fulfillment, Inc.

                     2           Addendum to Stock Purchase Agreement                Filed herewith
                                 dated August 20, 1996 among Forte
                                 Computer Easy, Inc., James W. Schmidt
                                 and Beverly Schmidt, and Arizona Disk
                                 Fulfillment, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FORTE COMPUTER EASY, INC.



Date: November 22, 1996             By   /s/ Frank J. Amedia
                                       ---------------------
                                       Frank J. Amedia
                                       President, Chief Executive Officer